Asset Retirement Obligations	12 Months Ended
Dec. 31, 2019
Asset Retirement Obligation Disclosure [Abstract]
Asset Retirement Obligations
Asset Retirement Obligations

As at December 31	2019	2018
Balance, beginning of year	$500.6	$88.3
Obligations acquired (note 3)	—	399.1
New obligations	7.0	3.3
Obligations settled	(2.5)	(4.2)
Disposals	(6.2)	(1.6)
Revision in estimated cash flow	(128.5)	3.8
Accretion expense (a)	18.9	12.3
Foreign exchange translation	(20.7)	20.3
Reclassified to liabilities associated with assets held for sale (note 5)	(0.2)	(10.8)
Total	$368.4	$510.5
Less current portion (included in accounts payable and accrued liabilities)	(6.4)	(9.9)
Balance, end of year	$362.0	$500.6

(a)
Certain amounts relating to Utility asset retirement obligations are recorded through regulatory assets or liabilities on the Consolidated Balance Sheets due to regulatory treatment. The remaining portion is recorded through the Consolidated Statements of Income (Loss).

The majority of the asset retirement obligations are associated with distribution and transmission systems in the Utilities segment.

AltaGas estimates the undiscounted cash required to settle the asset retirement obligations, excluding growth for inflation, at December 31, 2019 was $727.0 million (December 31, 2018 - $770.0 million).

The asset retirement obligations have been recorded in the Consolidated Financial Statements at estimated values discounted at rates between 2.0 and 8.5 percent (December 31, 2018 - between 1.5 to 8.5 percent) and are expected to be incurred between 2020 and 2137 (December 31, 2018 - between 2019 and 2064). No assets have been legally restricted for settlement of the estimated liability.